UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C.  20549


                              FORM 8-K/A

                           (Amendment No. 1)


                             CURRENT REPORT


                    Pursuant to Section 13 or 15(d)
                of the Securities Exchange Act of 1934


              Date of Earliest Event Reported:  February 23, 1997


                      Jefferson-Pilot Corporation
          (Exact name of registrant as specified in its charter)


         North Carolina                1-5955           56-0896180
     (State or other jurisdiction    (Commission     (I.R.S. Employer
         of incorporation)           File Number)    Identification No.)


        100 North Greene Street, Greensboro, North Carolina    27401
           (Address of principal executive offices)        (Zip Code)


                                 (910) 691-3691
              (Registrant's telephone number, including area code)

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Item 5.  Other Events

This Form 8-K/A (Amendment No. 1) is being filed solely to update Item 7, Exhibit 2 because the Registrant no longer seeks confidential treatment for certain provisions previously redacted in such Exhibit. Confidential treatment has been granted by the Securities and Exchange Commission for the redacted portions of
Exhibit 2 hereto.

Item 7.

Exhibit 2. Stock Purchase Agreement dated as of February 23, 1997 between Jefferson-Pilot Corporation and The Chubb Corporation (incorporated by reference to Exhibit c(2) to Form 8-K (earliest event reported May 13, 1997) filed on May 28, 1997). Confidential treatment with respect to certain portions thereof has been granted by the Securities and Exchange Commission. Exhibits and Schedules set forth in the Agreement have been omitted and have been provided supplementally to the Securities and Exchange Commission.



SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             JEFFERSON-PILOT CORPORATION

                                                 By:    /s/ Robert A. Reed
                                                (Name)  Robert A. Reed

                                                (Title) Vice President

                                                 Date:  November 7, 1997